Exhibit 10.11

Execution Version

COMMITMENT INCREASE SUPPLEMENT

SUPPLEMENT, dated as of May 27, 2016, to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, as amended by the First Amendment dated as of June 1, 2015, by the Second Amendment dated as of the May 27, 2016 and as further amended, supplemented or otherwise modified from time to time (the “Credit Agreement”) among AIR LEASE CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Credit Agreement provides in Section 2.1(d) thereof that any Lender may increase its Commitment under the Credit Agreement with the consent of the Borrower and the Administrative Agent by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

WHEREAS, each of the undersigned now desires to increase its Commitment under the Credit Agreement;

NOW, THEREFORE, each of the undersigned hereby agrees as follows:

1.         Each of the undersigned agrees that, on the date this Supplement is accepted by the Borrower and the Administrative Agent (or on such other date as may be agreed upon among the undersigned, the Borrower and the Administrative Agent), its Commitment shall be increased as specified on Annex A hereto.

2.         Each of the undersigned hereby confirms and agrees that the Termination Date in respect of its Commitment is May 5, 2020.

3.         Terms defined in the Credit Agreement shall have their defined meanings when used herein.

[Remainder of page left blank intentionally.]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Bank of America, N.A.

By:	/s/ William Soo
Name: William Soo
Title: Director

[Signature Page to Commitment Increase Supplement]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Citibank, N.A.

By:	/s/ Joseph Shanahan
Name: Joseph Shanahan
Title: Vice President

[Signature Page to Commitment Increase Supplement]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BMO Harris Bank N.A, as a Lender

By:	/s/ Dan Ryan
Name: Dan Ryan
Title: Vice President

[Signature Page to Commitment Increase Supplement]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BNP Paribas

By:	/s/ Robert Papas
Name: Robert Papas
Title: Director - Transportation Group-
Aviation Finance

By:	/s/ Eric Chilton
Name: Eric Chilton
Title: Managing Director

[Signature Page to Commitment Increase Supplement]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Bank of the West, as Lender

By:	/s/ Camille Farnsworth-Schrader
Name: Camille Farnsworth-Schrader
Title: Vice President

By:	/s/ David G. Kronen
Name: David G. Kronen
Title: Director

[Signature Page to Commitment Increase Supplement]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

Industrial and Commercial Bank of China Limited,
New York Branch

By:	/s/ Jeffrey Roth
	Name:	Jeffrey Roth
	Title:	Director

By:	/s/ Shulin Peng
	Name:	Shulin Peng
	Title:	Managing Director

[Signature Page to Commitment Increase Supplement]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Darran Wee
	Name:	DARRAN WEE
	Title:	SENIOR VICE PRESIDENT

[Signature Page to Commitment Increase Supplement]

Accepted this 27th day of
May, 2016

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
Name: Gregory B. Willis
Title: Senior Vice President &
Chief Financial Officer

[Signature Page to Commitment Increase Supplement]

Accepted this 27th day of
May, 2016

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Gene Riego De Dios
Name: Gene Riego De Dios
Title: Vice President

[Signature Page to Commitment Increase Supplement]

Annex A

Increase in Commitments

Lender	Existing Commitment	Amount of Commitment Increase	New Total Commitment
Bank of America, N.A.	$150,000,000	$25,000,000	$175,000,000

Citibank, N.A.	$125,000,000	$50,000,000	$175,000,000

BMO Harris Bank, N.A.	$125,000,000	$25,000,000	$150,000,000

Industrial and Commercial Bank of China Limited, New York Branch	$40,000,000	$85,000,000	$125,000,000

BNP Paribas	$75,000,000	$15,000,000	$90,000,000

Bank of the West	$50,000,000	$10,000,000	$60,000,000

Citizens Bank, N.A.	$30,000,000	$10,000,000	$40,000,000

Total:	$595,000,000	$220,000,000	$815,000,000